Execution Version #99040291v7 AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT This AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of September 27, 2024, is by and among SUPER MICRO COMPUTER, INC., a Delaware corporation (the “Borrower”) and BANK OF AMERICA, N.A., as Lender (in such capacity, the “Lender”) and as Administrative Agent (in such capacity, the “Agent”). RECITALS WHEREAS, the Borrower, the Lender and the Agent are parties to that certain Term Loan Credit Agreement, dated as of July 19, 2024 (the “Existing Credit Agreement” and as amended by this Amendment the “Credit Agreement”); and WHEREAS, pursuant to and in accordance with Section 11.01 of the Existing Credit Agreement, the Borrower, the Lender and the Agent desire to amend the Existing Credit Agreement, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINED TERMS SECTION 1.1 Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Existing Credit Agreement. ARTICLE II AMENDMENTS TO EXISTING CREDIT AGREEMENT SECTION 2.1 Amendment to Existing Credit Agreement. Pursuant to Section 11.01 of the Existing Credit Agreement, effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows: (a) Section 1.01 of the Existing Credit Agreement shall be amended by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth immediately below: “Debt Issuance” means incurrence of Indebtedness for borrowed money by the Borrower after the Closing Date (excluding borrowings under the Existing Credit Agreement as in effect on the First Amendment Effective Date). “Existing Credit Agreement” means that certain Loan and Security Agreement, dated as of April 19, 2018 (as amended, restated, amended and restated, modified or supplemented on or prior to the First Amendment Effective Date), by and among the Borrower, the lenders party thereto and Bank of America, in its capacity as the administrative agent.

-2- #99040291v7 (b) Section 6.01(a) of the Existing Credit Agreement shall be amended by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth immediately below: “(a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (commencing with and including and in the case of the financial statements related to the fiscal year of the Borrower ending June 30, 2024, within one hundred and fifty (150) days after the end of such fiscal year), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.” (c) Section 8.01(b) of the Existing Credit Agreement shall be amended by adding the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth immediately below: “Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01(a) (with respect to the financial statements related to the fiscal year of the Borrower ending June 30, 2024), Section 6.03(a), Section 6.05 (with respect to the preservation of the Borrower’s legal existence), Section 6.11, Section 6.13 or Article VII, or any Guarantor fails to perform or observe any term, covenant or agreement contained in Article X; or” SECTION 2.2 Reference to and Effect on the Credit Agreement. (a) The parties hereto acknowledge and agree that as of the First Amendment Effective Date, after giving effect to the Prepayment (as defined below), the principal amount of Loans outstanding under the Credit Agreement is $250,000,000. (b) On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment and (ii) all references in the Credit Agreement and each of the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement, as modified by this Amendment.

-3- #99040291v7 ARTICLE III CONDITION TO EFFECTIVENESS This Amendment shall become effective as of the first date (such date, the “First Amendment Effective Date”) on which each of the following conditions has been satisfied: (a) the Agent shall have received duly executed counterparts of this Amendment, executed and delivered by the Borrower, the Lender and the Agent; and (b) on or before September 27, 2024, the Agent shall have received a prepayment of the Loans in a principal amount of $250,000,000 (such prepayment, the “Prepayment”) in accordance with the procedures for prepayments specified in Section 2.03 of the Existing Credit Agreement. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.1 Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, the Borrower represents and warrants to the Agent and the Lender that: (a) each of the representations and warranties of the Loan Parties contained in Article V or any other Loan Document shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects), as of such earlier date; (b) the execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate or other organizational action, and this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms; and (c) no Default or Event of Default exists or would immediately result from the effectiveness of this Amendment. ARTICLE V EFFECTS ON LOAN DOCUMENTS SECTION 5.1 Effects on Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender or the Agent under any of the Loan

-4- #99040291v7 Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lender or the Agent under the Loan Documents. (b) The Borrower and the other parties hereto acknowledge and agree that, on and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. (c) Nothing herein shall be deemed to entitle the Borrower to a further consent to, or amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. For the avoidance of doubt, nothing in this Amendment constitutes a waiver of any Default or Event of Default. (d) The Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. (e) Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. ARTICLE VI MISCELLANEOUS SECTION 6.1 GOVERNING LAW; WAIVER OF JURY TRIAL; SEVERABILITY. Sections 11.12 (Severability), 11.14 (Governing Law; Jurisdiction; Etc.) and 11.15 (Waiver of Jury Trial) of the Existing Credit Agreement are hereby incorporated herein by reference, mutatis mutandis. SECTION 6.2 Electronic Execution; Electronic Records; Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Borrower, the Agent and the Lender agrees that any Electronic Signature on or associated with this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and that this Amendment entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms hereof to the same extent as if a manually executed original signature was delivered. The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Existing Credit Agreement shall apply to this Amendment mutatis mutandis. [Remainder of page intentionally left blank.]